Other Current and Noncurrent Assets	12 Months Ended
Dec. 31, 2025
Other Current And Noncurrent Assets [Abstract]
OTHER CURRENT AND NONCURRENT ASSETS

8. OTHER CURRENT AND NONCURRENT ASSETS

Other current assets consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	US$
Value-added tax recoverable	8,061	9,059	1,289
Loans to third parties (i)	21,305	20,345	2,895
Deposits	4,590	2,600	370
Staff advances	708	550	78
Others	705	1,977	281
Less: Allowance for expected credit losses	(6,337)	(16,568)	(2,357)
	29,032	17,963	2,556

(i)	In January 2023, LY New Energy, Youpin, Youxu Zibo and HN Youxu, respectively, entered into a one-year loan agreement signed annually with Shanghai Huazhen Construction Engineering Co., Ltd (“SH Huazhen”), pursuant to which LY New Energy, Youpin, Youxu Zibo and HN Youxu were entitled to lend a total loan amount of RMB12,560 (US$1,769) with free interest rate for working capital needs of SH Huazhen. As of December 31, 2025, the balance has been fully provided for impairment.

In December 2023, Youguan Financial Leasing entered into a one-year loan agreement with Cao Yue, Gong Hua and He Guangquan for revolving loan quota, each quota of RMB2.4 million, pursuant to which Youguan Financial Leasing were entitled to lend a total loan amount of RMB7.2 million with free interest rate. As of December 31, 2025, the loan balance is RMB1,197 (US$170).

An analysis of the expected credit losses was as follows:

	As of December 31,
	2024	2025
	RMB	RMB	US$
Balance at beginning of the year	(2,488)	(6,337)	(868)
Additional allowance charged to expense	(3,849)	(10,231)	(1,489)
Balance at the end of the year	(6,337)	(16,568)	(2,357)

Other non-current assets consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	US$
Loans to third parties (iv)	81,552	78,926	11,228
Long-term deferred expenses(v)	181	-	-
	81,733	78,926	11,228

(iv)	On March 31, 2023, the Company entered into a five-year loan agreement with Worthy Credit Limited (“Worthy Credit”), pursuant to which the Company provides a loan of $5,000 to Worthy Credit bearing an interest rate of 2% per annual. Worthy Credit shall provide loan services to the Company’s customers who purchase the Company’s products sold in HK. As a result, the Company shall expect to promote its sourcing services, product sales as well as battery-swapping services in HK area. Consequently, the loan is not yet to be granted to any customers due to the fact that the Company’s vehicle product is still at certification stage and there is no contract entered into yet with any dealers or purchasers of battery swapping stations.

In April 2023, the Group entered into a cooperation agreement with Richness Fortune Credit (HK) Company Limited (“Richness”), whereby the Group agreed to provide a $6,000 loan to facilitate Richness’ identification of potential investment targets. However, due to persistent weakness in the primary investment market, the investment opportunities presented by Richness failed to meet management’s expectations, resulting in the funds remaining unutilized. Subsequently, in 2024, the Group and Richness executed an amendment agreement that:

Extends the cooperation term through December 2028; Implements an annual interest charge of $300. During the year ended December 31, 2025, the Company recognized interest received of RMB 1,054 (US$150).

(v)	On September 11, 2024, Youxu Zibo entered into a design service contract with Shanghai Kunying Technology Co., Ltd. for battery swap station projects. Under the agreement, design service costs are recognized in accordance with the construction progress of the respective battery swap stations. Costs related to uncompleted stations that have not passed final inspection are capitalized as long-term deferred expenses. As of December 31, 2025, the Company had no long-term deferred expenses.